UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest

event reported) May 12, 2020

PacWest Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-36408	33-0885320
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

9701 Wilshire Blvd., Suite 700, Beverly Hills, California 90212

(Address of principal executive offices and zip code)

(310) 887-8500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	PACW	The Nasdaq Stock Market, LLC
(Title of Each Class)	(Trading Symbol)	(Name of Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 12, 2020, the Company held its 2020 Annual Meeting of Stockholders (“Annual Meeting”). There were 116,479,832 shares of Company common stock issued and outstanding on the record date and entitled to vote at the Annual Meeting and 105,923,410 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting.

At the Annual Meeting, the thirteen nominees for director were elected to the Company’s Board and the Company’s stockholders approved the advisory (non-binding) vote on executive compensation and ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020.

The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set out below.

Proposal 1

The election of the Company’s directors who shall hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified were as follows:

				Broker
	For	Against	Abstain	Non-Vote
Tanya M. Acker	89,223,257	705,315	176,326	15,818,512
Paul R. Burke	87,446,240	2,489,332	169,326	15,818,512
Craig A. Carlson	89,362,969	596,072	145,857	15,818,512
John M. Eggemeyer III	87,602,059	2,269,508	233,331	15,818,512
C. William Hosler	87,439,547	2,494,293	171,058	15,818,512
Susan E. Lester	87,617,992	2,253,942	232,964	15,818,512
Arnold W. Messer	89,232,216	697,772	174,910	15,818,512
Roger H. Molvar	87,457,221	2,473,209	174,468	15,818,512
James J. Pieczynski	86,561,571	3,370,827	172,500	15,818,512
Daniel B. Platt	87,918,934	1,954,541	231,423	15,818,512
Robert A. Stine	84,967,286	4,883,389	254,223	15,818,512
Matthew P. Wagner	88,095,128	1,780,028	229,742	15,818,512
Mark T. Yung	85,173,478	4,755,152	176,268	15,818,512

Proposal 2

Advisory (non-binding) vote on executive compensation. This proposal was approved with the following vote:

			Broker
For	Against	Abstain	Non-Vote
72,764,678	16,519,799	820,421	15,818,512

Proposal 3

Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020. This proposal was approved with the following vote:

For	Against	Abstain
103,232,941	2,542,390	148,079

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP

Date: May 13, 2020	By:	/s/ Kori L. Ogrosky
	Name:	Kori L. Ogrosky
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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